Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of CEELOX INC., a Nevada corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

(1)
The Current Report on Form 10-K for the annual period ended December 31, 2014 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date:	April 13, 2015	MARK GRANNELL
Mark Grannell
Chief Executive Officer